                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4889

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Address of principal executive offices)

30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-772-8500

Date of fiscal year end:  September 30

Date of reporting period: October 1, 2004 to March 31, 2005

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                           H&Q LIFE SCIENCES INVESTORS

[GRAPHIC]

                                SEMIANNUAL REPORT
                                 March 31, 2005

     To our Shareholders:

On March 31, 2005, the net asset value per share of your Fund was $15.41. During the six month period ending March 31, 2005, total return at net asset value of your Fund was 1.10%. During the most recent quarter ending March 31, 2005, the total return at net asset value of your Fund was -4.50%. The total investment return at market was -7.41% during the six month period ended March 31, 2005 and was -7.23% during the quarter ended March 31, 2005. Comparisons to relevant indices are listed below:

                                              QUARTER       SIX MONTHS
                                               ENDED           ENDED
TOTAL RETURNS                                 3/31/05         3/31/05
------------------------------------------------------------------------
Investment Return at Market                    -7.23%         -7.41%
Investment Return at Net Asset Value           -4.50%         +1.10%
NASDAQ Biotech Index (NBI)                    -15.35%         -8.96%
S&P 500 Index                                  -2.15%         +6.88%

The Fund's Market Return exceeded the NBI during both the most recent quarter and the six month period ended March 31, 2005. In addition, the NAV return significantly exceeded that of the index during each of these periods.

The last six months has been quite volatile for the NBI. It advanced notably (up 7.6%) during the fourth calendar quarter of 2004 before declining even more prominently (down 15.35%) during the first calendar quarter of 2005. While the Fund's NAV and Market Price out-performed this index during the full six-month period, both the Fund's NAV and market price trailed the index during the first three months before out-pacing the Index during the second three-month period. The Fund's underperformance during the first three months was in part due to underweighting Amgen in the portfolio. Amgen's stock performed well and consists of approximately 16% of the NBI. Out-performance during the second three months was due in part to the fact that the Fund did not own Biogen Idec, the NBI's greatest declining stock during the period. Separate from assessing our performance relative to the NBI, we also note that both the NBI and the Fund's NAV and Market Price trailed the broad S&P 500 Index.

During the six-month period ended March 31, 2005, the Fund established positions in Abgenix, Connetics Corporation, Cytokinetics, DOV Pharmaceutical, Emageon, Epix Pharmaceuticals, Lexicon Genetics, Momenta Pharmaceuticals, Neurogen Corporation, NPS Pharmaceuticals, Nuvelo, Penwest Pharmaceuticals, Protein Design Labs, Renovis,

Rigel Pharmaceuticals, and Tercica. The Fund exited its positions in Amgen, Barr Laboratories, Biofield, Celgene, Charles River Laboratories, Corixa, CTI Molecular, CV Therapeutics, Enzon Pharmaceuticals, Guilford Pharmaceuticals, Lexicon Genetics, Neurocrine Biosciences, Pharmacyclics, Pozen, Rigel Pharmaceuticals, Vicuron Pharmaceuticals, and WebMD. During the quarter, the Fund made no new investments in its venture portfolio.

In evaluating the Fund's portfolio, we are in aggregate pleased with the individual company components. The Fund invests in a significant number of small, emerging healthcare companies. The stock prices of such companies can be volatile. It is not uncommon for the stock of a given company to be among the Fund's best performers at one point and then be a trailing performer (or visa versa) within a relatively short period of time. We attempt to mitigate the effect of such volatility by appropriate buying and selling, but in general we seek to invest a significant percentage of the Fund's assets in small/mid size companies with excellent growth potential. This is probably most evident in the Fund's venture portfolio. Over the last several years, the healthcare venture market, including many of our venture investments, has not performed well. However, we are seeing much improved performance in the venture portfolio of late. In fact, during the six-month period described in this report, three companies, Idun Pharmaceuticals, Theravance and Conor were the best performing assets in the portfolio. Each of these companies were until recently in our restricted stock portfolio. Idun was acquired by Pfizer very recently. Theravance and Conor completed successful initial public offerings (IPO's) in the fall of 2004. In fact since the early part of 2004, there have been seven exits from the venture portfolio. In addition to those already mentioned, Novacept was acquired and Senomyx, VNUS Medical and Acadia all completed IPOs. Overall we think these companies have significant growth potential.

Beyond our portfolio, the past six months have been notable for the biotechnology sector in particular and for the healthcare sector in general. In the biotechnology sector, events surrounding Genentech, Biogen Idec and Elan have been notable.

Genentech was one of the earliest biotechnology companies. It has produced a number of impressive products through it lifetime. In 2004, its Avastin product was approved to treat colorectal cancer after having demonstrated (unexpectedly to some) to have impressive effects on this very difficult-to-treat disease. Broad use of Avastin in this indication in colorectal cancer is now widely anticipated; the drug is generally thought of as having blockbuster potential. Most recently (in May of 2005), Genentech demonstrated that Avastin may well also be useful to treat both non-small cell lung cancer as well as breast cancer. We feel that the utility of such a drug in three such common and insidious forms of cancer may turn out to have been a catalyst for the sector. The Fund took a position in Genentech during the first calendar quarter of 2005.

Conversely, the travails of Tysabri, a drug that has been marketed by Biogen Idec and Elan to treat multiple sclerosis, may turn out to be a memorable disappointment for the biotechnology sector. Tysabri was approved in 2004 after demonstrating very impressive efficacy data in treating multiple sclerosis. Initial launch of the drug was impressive to us, both in terms of reported sales and in market share attained. Tysabri was expected to be a multi-billion dollar product in a relatively short time. And while it was apparent that Tysabri was an efficacious drug, during the first quarter of 2005, Elan and Biogen Idec announced that two patients on Tysabri had developed a rare and often fatal condition. This development lead to the removal of Tysabri from the marketplace pending additional study. We think it will be difficult for this once heralded drug to re-enter the market with anything like the previously anticipated sales expectations. We feel that recent events surrounding Tysabri have had a sobering effect on the biotech sector. And while the Fund has not had a recent position in Biogen Idec, it did have a position in Elan from which it profitably exited in 2004.

In general the biotech sector has been volatile in recent months with no clear long-term upward or downward trend. We think that this uncertainty in direction has been a response to a combination of both encouraging and discouraging factors such as the events surrounding Avastin and Tysabri. We feel that in the long run the positives will outweigh the negatives, but in the near future we see a bit more uncertainty in the biotechnology sector.

There have also been events in the pharmaceutical sector that may have broad impact on healthcare and potentially on the biotechnology sector. Events surrounding a group of drugs in the so called COX-2 drugs in particular bear note. Several large pharmaceutical companies including Merck and Pfizer have marketed drugs in this class primarily to treat pain in arthritis patients. These drugs had been thought to have gastrointestinal side effect advantages over previously available drugs. Over the last few years, the COX-2 drugs have exhibited excellent sales growth. Unfortunately, in the fall of 2004, Merck elected to withdraw its COX-2 product from the market after it determined that the drug might have unwanted cardiovascular side effects. This lead to a more generalized evaluation of other drugs in the class. Ultimately, two other COX-2 drugs were either removed from the market or exhibited substantially reduced use.

Certainly, events surrounding the COX-2 drugs have had negative effects on the companies that marketed them. However, there may also be a broader impact. We have some concern that the combined effects of the safety issues surrounding Tysabri and the COX-2 drugs may produce, at least in the short term, a more cautious approach by the FDA in reviewing new product applications. It is too early to know for sure but we will continue to look for telltale signs.

As always, if you have any questions please call us at 617-772 8500. Thank you.


/s/ Daniel R. Omstead

Daniel R. Omstead
President

                                 PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians, or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that complies with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information

                              FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

                           H&Q LIFE SCIENCES INVESTORS

                                LARGEST HOLDINGS
                              AS OF MARCH 31, 2005

                                                        % OF NET ASSETS
                                                        ---------------
Conor Medsystems, Inc. (Restricted)                          4.51%
Gilead Sciences, Inc.                                        3.38%
Cubist Pharmaceuticals, Inc.                                 3.28%
Idun Pharmaceuticals, Inc. (Restricted)                      3.26%
IDEXX Laboratories, Inc.                                     2.73%
Genzyme Corporation                                          2.54%
MedImmune, Inc.                                              2.47%
Theravance, Inc. (Restricted and unrestricted)               2.40%
Connetics Corporation                                        2.23%
Exelixis, Inc.                                               2.23%

                           H&Q LIFE SCIENCES INVESTORS

[CHART]

                                    PORTFOLIO
                              AS OF MARCH 31, 2005

                                              RESTRICTED
BIOPHARMACEUTICALS                               0.00%      16.23%
DRUG DELIVERY                                    0.00%       4.36%
DRUG DISCOVERY TECHNOLOGIES                      5.47%       2.92%
EMERGING BIOPHARMACEUTICALS                      6.11%      23.01%
GENERIC PHARMACEUTICALS                          0.00%       5.72%
HEALTHCARE SERVICES                              5.20%       0.59%
MEDICAL DEVICES AND DIAGNOSTICS                  8.84%       6.10%
SHORT-TERM INVESTMENTS                           0.00%      14.76%

                           H&Q LIFE SCIENCES INVESTORS

                             SCHEDULE OF INVESTMENTS
                                 MARCH 31, 2005
                                   (UNAUDITED)

    SHARES                                                                                                VALUE
---------------                                                                                      ----------------
                  CONVERTIBLE SECURITIES - 18.3% OF NET ASSETS
                  CONVERTIBLE PREFERRED (RESTRICTED) - 18.1%
                  DRUG DISCOVERY TECHNOLOGIES - 5.4%
      1,587,302    Agilix Corporation Series B*^                                                     $        380,952
        566,958    Avalon Pharmaceuticals Series B*                                                           680,350
        250,000    Ceres, Inc. Series C*                                                                    1,500,000
         18,296    Ceres, Inc. Series C-1*#                                                                   109,776
        174,200    Ceres, Inc. Series D*#                                                                   1,045,200
        932,488    Galileo Pharmaceuticals, Inc. Series F-1*                                                  326,371
        808,473    Idun Pharmaceuticals, Inc. Series A-1*                                                   4,769,992
        308,642    Idun Pharmaceuticals, Inc. Series B-1*                                                   1,425,926
      1,150,000    Triad Therapeutics, Inc. Series A*                                                           1,150
        350,000    Triad Therapeutics, Inc. Series B*                                                             350
        800,000    Triad Therapeutics, Inc. Series C*                                                          16,000
        200,000    Zyomyx, Inc. Series A New*                                                                  20,000
            200    Zyomyx, Inc. Series B New*                                                                      20
                  EMERGING BIOPHARMACEUTICALS - 4.5%
        634,921    Agensys, Inc. Series C*                                                                  2,000,001
      1,724,138    Corus Pharma, Inc. Series C*                                                             2,000,000
      1,212,121    Raven biotechnologies, Inc. Series B*                                                    1,006,060
      1,872,772    Raven biotechnologies, Inc. Series C*                                                    1,554,401
         30,920    Therion Biologics Corporation Series A*                                                     37,722
        160,000    Therion Biologics Corporation Series B*#                                                   195,200
        271,808    Therion Biologics Corporation Series C*                                                    331,606
         22,224    Therion Biologics Corporation Series C-2 Units*#                                            27,113
         28,991    Therion Biologics Corporation Sinking Fund*                                                    290
      1,400,000    Xanthus Life Sciences, Inc. Series B*                                                    1,400,000
                  HEALTHCARE SERVICES - 4.0%
      1,051,429    CardioNet, Inc. Series C*                                                                3,680,002
        322,168    CytoLogix Corporation Series A*^                                                           265,789
        151,420    CytoLogix Corporation Series B*#^                                                          124,922
      3,589,744    PHT Corporation Series D*^                                                               2,800,000
        802,996    PHT Corporation Series E*^                                                                 626,337
                  MEDICAL DEVICES AND DIAGNOSTICS - 4.2%
      3,235,293    Concentric Medical, Inc. Series B*^                                                      2,782,352
      1,162,790    Concentric Medical, Inc. Series C*^                                                        999,999
        177,778    EPR, Inc. Series A*                                                                          1,778
        130,000    Masimo Corporation Series D*                                                             1,430,000
      1,088,436    OmniSonics Medical Technologies, Inc. Series B*                                          1,454,150
      1,031,992    OmniSonics Medical Technologies, Inc. Series C*                                          1,200,000
        434,782    TherOx, Inc. Series H*                                                                     165,217
                                                                                                     ----------------
                                                                                                     $     34,359,026
                                                                                                     ----------------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
    AMOUNT                                                                                                 VALUE
---------------                                                                                      ----------------
                 CONVERTIBLE SECURITIES - CONTINUED
                 CONVERTIBLE NOTES (RESTRICTED) - 0.2%
                 DRUG DISCOVERY TECHNOLOGIES - 0.07%
$       132,340    Avalon, variable ranging from
                     15.0% to 8.0% Cvt. Note, due 2006                                               $        132,340
                 HEALTHCARE SERVICES - 0.06%
        112,224    CytoLogix Corporation 6.75% Cvt. Note+^                                                    112,224
                 MEDICAL DEVICES AND DIAGNOSTICS - 0.11%
        202,724    TherOx, Inc. 6.0% Cvt. Bridge Note, due 2006#                                              202,724
                                                                                                     ----------------
                                                                                                              447,288
                                                                                                     ----------------
                 TOTAL CONVERTIBLE SECURITIES AND NOTES
                   (Cost $43,697,623)                                                                $     34,806,314
                                                                                                     ----------------

    SHARES
---------------
                 COMMON STOCKS - 66.2%
                 BIOPHARMACEUTICALS - 16.2%
        588,182    Cubist Pharmaceuticals, Inc.*                                                     $      6,246,494
         84,500    Genzyme Corporation*                                                                     4,836,780
        179,410    Gilead Sciences, Inc.*                                                                   6,422,878
         59,000    Imclone Systems, Inc.*                                                                   2,035,500
        197,000    MedImmune, Inc.*                                                                         4,690,570
         60,000    Millennium Pharmaceuticals, Inc.*                                                          505,200
        171,700    NPS Pharmaceuticals, Inc.*                                                               2,166,854
        115,600    Pfizer, Inc.                                                                             3,036,812
        312,200    Vivus, Inc.*                                                                               933,478
                                                                                                     ----------------
                                                                                                           30,874,566
                                                                                                     ----------------
                 DRUG DELIVERY - 4.4%
        167,960    Connetics Corporation*                                                                   4,247,708
        499,955    DepoMed, Inc.*                                                                           1,969,823
        168,180    Penwest Pharmaceuticals Co.*                                                             2,078,705
                                                                                                     ----------------
                                                                                                            8,296,236
                                                                                                     ----------------
                 DRUG DISCOVERY TECHNOLOGIES - 2.9%
        594,840    deCODE Genetics, Inc.*                                                                   3,390,588
        182,028    Senomyx, Inc.*                                                                           2,167,953
        200,000    Zyomyx, Inc. (Restricted)*                                                                   2,000
                                                                                                     ----------------
                                                                                                            5,560,541
                                                                                                     ----------------
                 EMERGING BIOPHARMACEUTICALS - 24.6%
        204,000    Abgenix, Inc.*                                                                           1,428,000
        283,868    ACADIA Pharmaceuticals, Inc.*                                                            1,958,689
        236,000    Adolor Corporation*                                                                      2,345,840
        323,959    Ariad Pharmaceuticals, Inc.*                                                             1,814,170
        225,311    Cytokinetics, Inc.*                                                                      1,478,040
        136,000    DOV Pharmaceutical, Inc.*                                                                1,860,480
        357,163    Dyax Corporation*                                                                        1,150,065

   The accompanying notes are an integral part of these financial statements.

    SHARES                                                                                                VALUE
---------------                                                                                      ----------------
                 EMERGING BIOPHARMACEUTICALS - CONTINUED
        270,900    Epix Pharmaceuticals, Inc.*                                                       $      1,896,300
        624,400    Exelixis, Inc.*                                                                          4,233,432
        380,700    Kosan Biosciences, Inc.*                                                                 1,560,870
        393,300    Lexicon Genetics, Inc.*                                                                  2,009,763
        282,240    Momenta Pharmaceuticals, Inc.*                                                           2,390,573
        255,400    Myogen, Inc.*                                                                            2,015,106
         51,080    Myogen, Inc., Warrants*                                                                      4,597
        106,990    Neurogen Corporation*                                                                      757,489
        254,344    Nuvelo, Inc.*                                                                            1,653,236
        103,000    Protein Design Labs, Inc.*                                                               1,646,970
        243,800    Renovis, Inc.*                                                                           1,967,466
        106,500    Rigel Pharmaceuticals, Inc.*                                                             1,708,260
        232,600    Sangamo BioSciences, Inc.*                                                                 930,400
        379,520    Seattle Genetics, Inc.*                                                                  1,950,733
        676,924    Sirna Therapeutics, Inc.*                                                                1,976,618
        138,214    Telik, Inc.*                                                                             2,084,267
        189,854    Tercica, Inc.*                                                                           1,448,586
         82,113    Theravance, Inc.*                                                                        1,498,562
        177,103    Theravance, Inc. (Restricted)*                                                           3,070,523
        146,982    Therion Biologics Corporation (Restricted)*                                                  1,470
                                                                                                     ----------------
                                                                                                           46,840,505
                                                                                                     ----------------
                 GENERIC PHARMACEUTICALS - 5.7%
        217,152    Impax Laboratories, Inc.*##                                                              3,474,432
        172,250    IVAX Corporation*                                                                        3,405,383
         56,500    Par Pharmaceutical Companies, Inc.*                                                      1,889,360
         67,800    Teva Pharmaceutical Industries, Ltd. ADR                                                 2,101,800
                                                                                                     ----------------
                                                                                                           10,870,975
                                                                                                     ----------------
                 HEALTHCARE SERVICES - 1.8%
         17,416    DakoCytomation, Inc. (Restricted)@                                                         181,301
         62,730    Emageon, Inc.*                                                                           1,126,631
        140,000    Provident Senior Living Trust (Restricted)**###                                          2,100,000
        204,139    Syntiro Healthcare Services (Restricted)*#                                                   2,041
                                                                                                     ----------------
                                                                                                            3,409,973
                                                                                                     ----------------
                 MEDICAL DEVICES AND DIAGNOSTICS - 10.6%
        618,799    Conor Medsystems, Inc. (Restricted)*                                                     8,568,200
         95,980    IDEXX Laboratories, Inc.*                                                                5,198,277
        130,000    Masimo Corporation (Restricted)*                                                             1,300
        706,350    Orthovita, Inc.*                                                                         2,401,590
        139,019    Songbird Hearing, Inc. (Restricted)*                                                         1,390
        364,583    VNUS Medical Technologies, Inc. (Restricted)*                                            4,010,778
                                                                                                     ----------------
                                                                                                           20,181,535
                                                                                                     ----------------
                 TOTAL COMMON STOCKS
                   (Cost $106,684,005)                                                               $    126,034,331
                                                                                                     ----------------

   The accompanying notes are an integral part of these financial statements.

   PRINCIPAL
    AMOUNT                                                                                                 VALUE
---------------                                                                                      ----------------
                 SHORT-TERM INVESTMENTS - 14.8%
$     5,900,000    American Express Credit Corp.; 2.67%,
                     due 4/1/05                                                                      $      5,900,000
        800,000    American Express Credit Corp.; 2.69%,
                     due 4/1/05                                                                               800,000
      6,100,000    American Express Credit Corp.; 2.73%,
                     due 4/8/05                                                                             6,096,762
      2,500,000    American Express Credit Corp.; 2.75%,
                     due 4/11/05                                                                            2,498,090
      7,500,000    American Express Credit Corp.; 2.73%,
                     due 4/13/05                                                                            7,493,175
        400,000    American Express Credit Corp.; 2.68%,
                     due 4/15/05                                                                              399,583
      4,400,000    General Electric Capital Corp.; 2.74%,
                     due 4/4/05                                                                             4,398,995
        480,000    General Electric Capital Corp.; 2.76%,
                     due 4/6/05                                                                               479,816
                                                                                                     ----------------
                 TOTAL SHORT-TERM INVESTMENTS
                   (Cost $28,066,421)                                                                $     28,066,421
                                                                                                     ----------------
                 TOTAL INVESTMENTS - 99.3%
                   (Cost $178,448,049)                                                               $    188,907,066
                                                                                                     ----------------
                 OTHER ASSETS IN EXCESS
                   OF LIABILITIES - 0.7%                                                                    1,281,640
                                                                                                     ----------------
                 NET ASSETS - 100%                                                                   $    190,188,706
                                                                                                     ================

----------
*   Non income-producing security.
#   Including associated warrants.
@   Foreign security.
+   Variable maturity.
### Exchange traded security fair valued by the Valuation Committee of the Board of Trustees.
^ Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $8,092,575).
**  Real Estate Investment Trust.
##  Includes 11,535 restricted shares.
ADR American Depository Receipt.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2005
                                   (UNAUDITED)

ASSETS:
  Investments in non affiliated issuers, at value (identified cost $168,090,998;
    see Schedule of Investments)                                                   $     180,814,491
  Investments in affiliated issuers, at value (identified cost $10,357,051; see
    Schedule of Investments)                                                               8,092,575
  Cash                                                                                        39,086
  Interest receivable                                                                         33,449
  Receivable for investments sold                                                          2,230,415
  Prepaid expenses                                                                            40,286
                                                                                   -----------------
      Total assets                                                                 $     191,250,302
                                                                                   -----------------
LIABILITIES:
  Payable for investments purchased                                                $         644,517
  Accrued advisory fee                                                                       223,710
  Accrued audit fee                                                                           36,707
  Accrued legal fees                                                                          45,048
  Accrued shareholder reporting fees                                                          49,864
  Accrued other                                                                               61,750
                                                                                   -----------------
      Total liabilities                                                            $       1,061,596
                                                                                   -----------------

NET ASSETS                                                                         $     190,188,706
                                                                                   =================

SOURCES OF NET ASSETS:
  Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 12,343,273 shares issued and
    outstanding                                                                    $     173,227,916

  Accumulated net investment loss                                                         (1,395,630)

  Accumulated net realized gain on investments                                             7,897,403

  Net unrealized gain on investments                                                      10,459,017
                                                                                   -----------------

      Total net assets (equivalent to $15.41 per share based on 12,343,273
      shares outstanding)                                                          $     190,188,706
                                                                                   =================

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MARCH 31, 2005
                                   (UNAUDITED)

INVESTMENT INCOME:
  Dividend income (net of foreign tax of $1,639)               $          94,182
  Interest income from non affiliated issuers                            217,093
  Interest income from affiliated issuers                                  3,809
                                                               -----------------
    Total investment income                                                        $         315,084

EXPENSES:
  Advisory fees                                                $       1,303,042
  Trustees' fees and expenses                                             76,677
  Legal fees                                                              79,342
  Custodian fees                                                          39,813
  Shareholder reporting                                                   49,956
  Accounting and auditing fees                                            36,707
  Transfer agent fees                                                     25,784
  Stock exchange listing fee                                              13,862
  Other (see note (3))                                                    85,531
                                                               -----------------
    Total expenses                                                                         1,710,714
                                                                                   -----------------

      Net investment loss                                                          $      (1,395,630)
                                                                                   -----------------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:

  Net realized gain on investments from non affiliated issuers                     $       9,867,861

  Decrease in net unrealized gain on investments                                          (6,453,181)
                                                                                   -----------------

      Net realized and unrealized gain on investments                              $       3,414,680
                                                                                   -----------------

        Net increase in net assets resulting from operations                       $       2,019,050
                                                                                   =================

   The accompanying notes are an integral part of these financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             FOR THE SIX         FOR THE
                                                                             MONTHS ENDED       YEAR ENDED
                                                                            MARCH 31, 2005     SEPTEMBER 30,
                                                                             (UNAUDITED)           2004
                                                                           ---------------    ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
  Net investment loss                                                      $    (1,395,630)   $    (3,070,147)
  Net realized gain on investments                                               9,867,861         22,434,597
  Decrease in net unrealized gain on investments                                (6,453,181)       (12,204,850)
                                                                           ---------------    ---------------

       Net increase in net assets resulting from operations                $     2,019,050    $     7,159,600
                                                                           ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized capial gains                                                $    (7,886,233)   $   (16,063,421)
                                                                           ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
  Value of shares issued in reinvestment of distributions (276,866
    and 653,934 shares, respectively)                                      $     4,217,905    $    10,389,334
                                                                           ---------------    ---------------

       Net decrease (increase) in net assets                               $    (1,649,278)   $     1,485,513

NET ASSETS:

  Beginning of period                                                          191,837,984        190,352,471
                                                                           ---------------    ---------------

  End of period                                                            $   190,188,706    $   191,837,984
                                                                           ===============    ===============

  Accumulated net investment loss included in net assets at end of the
    period                                                                 $    (1,395,630)                --
                                                                           ===============    ===============

   The accompanying notes are an integral part of these financial statements.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 2004
                                   (UNAUDITED)

CASH FLOWS USED IN OPERATING ACTIVITIES:
  Interest income received                                                         $          10,577
  Dividends received                                                                          94,182
  Operating expenses paid                                                                 (1,652,969)
                                                                                   -----------------
       Net cash used in operating activities                                       $      (1,548,210)
                                                                                   -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of portfolio securities                                                $     (48,277,894)
  Net purchases of temporary cash investments                                            (14,570,457)
  Sales and maturities of portfolio securities                                            67,372,804
                                                                                   -----------------
       Net cash provided from investing activities                                 $       4,524,453
                                                                                   -----------------

CASH FLOWS USED IN FINANCING ACTIVITIES:
  Cash distributions paid, net                                                     $      (3,668,328)
                                                                                   -----------------
       Net cash used in financing activities                                       $      (3,668,328)
                                                                                   -----------------

NET DECREASE IN CASH                                                               $        (692,085)

CASH AT BEGINNING OF PERIOD                                                                  731,171
                                                                                   -----------------

CASH AT END OF PERIOD                                                              $          39,086
                                                                                   =================

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET
CASH USED FOR OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations                             $       2,019,050
  Accretion of discount                                                                     (199,958)
  Net realized gain on investments                                                        (9,867,861)
  Decrease in net unrealized gain on investments                                           6,453,181
  Decrease in dividends and interest receivable                                              (10,367)
  Increase in accrued expenses                                                                48,552
  Increase in prepaid expenses                                                                 9,193
                                                                                   -----------------
       Net cash used in operating activities                                       $      (1,548,210)
                                                                                   =================

Noncash financing activities not included herein consist of reinvested distributions of $4,217,905.
Noncash investing activities not included herein consist of three conversions of restricted preferred stock with a cost of $7,254,579 to restricted common stock each of the same issuer.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                              FINANCIAL HIGHLIGHTS
        (SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING
                        THROUGHOUT THE PERIOD INDICATED)

                                            FOR THE SIX
                                            MONTHS ENDED         FOR THE YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2005      -----------------------------------
                                            (UNAUDITED)             2004                 2003
                                           ---------------     --------------       --------------
Net asset value per share:
  Beginning of period                      $         15.90     $        16.68       $        15.14
                                           ---------------     --------------       --------------
Net investment loss                        $         (0.12)(2) $        (0.26)(2)   $        (0.21)(2)
Net realized and unrealized gain
  (loss) on investments                               0.28               0.86                 3.55
                                           ---------------     --------------       --------------
Total increase (decrease) from
  investment operations                    $          0.16     $         0.60       $         3.34
                                           ---------------     --------------       --------------
Capital gains distributions
  to shareholders                          $         (0.65)    $        (1.38)      $        (1.80)
                                           ---------------     --------------       --------------
Net asset value per share:
  End of period                            $         15.41     $        15.90       $        16.68
                                           ===============     ==============       ==============
Per share market value:
  End of period                            $         14.38     $        16.20       $        15.28

Total investment return at market value              (7.41%)            15.52%               47.65%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period                $   190,188,706     $  191,837,984       $  190,352,471
Ratio of operating expenses to average
  net assets                                          1.78%*             1.73%                1.74%
Ratio of net investment loss to average
  net assets                                         (1.45%)*           (1.56%)              (1.38%)
Portfolio turnover rate                              27.46%             34.93%               32.36%
Number of shares outstanding at end of
  period                                        12,343,273         12,066,409           11,412,475

                                                       FOR THE YEAR ENDED SEPTEMBER 30,
                                           --------------------------------------------------------
                                              2002 (1)               2001                 2000
                                           --------------       --------------       --------------
Net asset value per share:
  Beginning of period                      $        23.09       $        39.37       $        17.80
                                           --------------       --------------       --------------
Net investment loss                        $        (0.26)(2)   $        (0.22)(2)   $        (0.30)
Net realized and unrealized gain
  (loss) on investments                             (4.84)              (12.13)               24.76
                                           --------------       --------------       --------------
Total increase (decrease) from
  investment operations                    $        (5.09)      $       (12.36)      $        24.46
                                           --------------       --------------       --------------
Capital gains distributions
  to shareholders                          $        (2.86)      $        (3.92)      $        (2.90)
                                           --------------       --------------       --------------
Net asset value per share:
  End of period                            $        15.14       $        23.09       $        39.37
                                           ==============       ==============       ==============
Per share market value:
  End of period                            $        11.79       $        18.45       $        31.31

Total investment return at market value            (25.82%)             (29.07%)             155.36%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period                $  157,585,450       $  215,162,600       $  318,271,356
Ratio of operating expenses to average
  net assets                                         1.71%                1.58%                1.51%
Ratio of net investment loss to average
  net assets                                        (1.25%)              (0.83%)              (1.06%)
Portfolio turnover rate                             17.36%               16.49%               12.70%
Number of shares outstanding at end of
  period                                       10,409,622            9,318,998            8,085,152

(1) In 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.006, an increase in net realized and unrealized loss on investments per share of $.006, and a decrease in the ratio of net investment loss to average net assets from (1.28%) to (1.25%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment loss per share has been computed using average shares outstanding.

*    Annualized.

   The accompanying notes are an integral part of these financial statements.

                           H&Q LIFE SCIENCES INVESTORS

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2005
                                   (UNAUDITED)

(1)  ORGANIZATION

          H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

          The Fund has adopted investment policies (non-fundamental investment policies) which may be changed by action of the Board of Trustees without shareholder approval. In June 2004, the Board of Trustees took action to make the following change (as indicated by the strikethrough) to one of the Fund's non fundamental investment policies: "Investments will not be made in any company with the objective of exercising control over that company's management, [BEGINSTRIKETHROUGH]and the Fund generally will not provide managerial assistance to any such company as is normally the case with venture capital funds.[ENDSTRIKETHROUGH] The Fund, however, may make investments as a co-investor with other venture capital groups that may provide issuers with significant managerial assistance."

          In June and September, 2004, the Board of Trustees amended the Fund's by-laws to provide for the office of Chief Compliance Officer and to require that all matters put to a vote of shareholders shall be decided by a vote of the majority of all votes validly cast at a meeting at which a quorum is present, unless otherwise specifically required by the Fund's Declaration of Trust or By-Laws.

          The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principals generally accepted in the United States of America.

     INVESTMENT SECURITIES

          Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Exchange traded investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. The value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of venture capital and other restricted security valuations, these estimated values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material. See note 4 below. Temporary investments with maturity of 60 days or less are valued at amortized cost.

          Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date. Income and realized gains or losses on investments from affiliated issuers are identified in the Statement of Operations. Affiliated issuers are issuers in which the Fund holds 5% or more of the voting securities and are separately identified in the Schedule of Investments.

     REPURCHASE AGREEMENTS

          From time to time, in connection with managing cash and short-term investments the Fund may enter into transactions in repurchase agreements. When such transactions are entered into the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

     FEDERAL INCOME TAXES

          It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

     DISTRIBUTIONS

          The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

     DISTRIBUTION POLICY

          Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

     STATEMENT OF CASH FLOWS

          The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include temporary cash investments at March 31, 2005.

     INDEMNIFICATIONS

          Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  SECURITIES TRANSACTIONS

          The aggregate cost of purchases and proceeds from sales of investment securities (other than temporary cash investments) for the six months ended March 31, 2005 totaled $48,033,476 and $69,032,497 respectively.

          At March 31, 2005, the total cost of securities for Federal income tax purposes was $178,448,049. The net unrealized gain on securities held by the Fund was $10,459,017, including gross unrealized gain of $42,876,216 and gross unrealized loss of $32,417,199.

(3)  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

          The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Hambrecht & Quist Capital Management LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%.

          The Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2005 these payments amounted to $37,370 and are included in "Other" under the heading "EXPENSES" in the Statement of Operations. These expenses along with insurance expenses of $28,230 incurred to unaffiliated entities are the major components of "Other" under the heading "EXPENSES" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion to the Fund.

          Certain officers and Trustees of the Fund are also officers of the Adviser. Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $1,000 for each meeting attended.

(4)  VENTURE CAPITAL AND OTHER RESTRICTED SECURITIES

          The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 27.73% of the Fund's net assets at March 31, 2005.

          The Fund maintains an investment restriction that prohibits the Fund from purchasing more than 10% of the outstanding voting securities of any issuer. In order to clarify that restriction, the Board of Trustees (effective September 30, 2004), has determined that for purposes of that restriction, the Fund will consider outstanding voting securities of an issuer to include any security of the issuer that entitles the owner or holder to vote for the election of directors of the issuer (a "voting security") and any other outstanding security of the issuer that is exercisable for or convertible into a voting security within 60 days from the date of calculation.

          During the year ended September 30, 2004, a restricted security was exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $247,144 at March 31, 2005 has been determined by the Trustees. The value of the escrow account is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

          The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2005, as determined by the Trustees of the Fund.

                                                             ACQUISITION                      CARRYING VALUE
                   SECURITY                                      DATE              COST          PER UNIT         VALUE
---------------------------------------------------------------------------------------------------------------------------
Agensys, Inc.
   Series C Cvt. Pfd.                                                2/14/02   $  2,003,383   $         3.15   $  2,000,001
Agilix Corporation^
   Series B Cvt. Pfd.                                                11/8/01      2,009,507             0.24        380,952
Avalon Pharmaceuticals
   Series B Cvt. Pfd.                                               10/22/01      2,005,767             1.20        680,350
   Bridge Loan                                                       2/11/05        132,340             1.00        132,340
CardioNet, Inc.
   Series C Cvt. Pfd.                                       5/3/01 - 3/25/03      3,699,455             3.50      3,680,002
Ceres, Inc.
   Series C Cvt. Pfd.                                               12/23/98      1,000,875             6.00      1,500,000
   Series C-1 Cvt. Pfd.#                                             3/31/01         74,325             6.00        109,776
   Series D Cvt. Pfd.#                                               3/14/01      1,046,778             6.00      1,045,200
Concentric Medical, Inc.^
   Series B Cvt. Pfd.                                       5/7/02 - 1/24/03      2,219,473             0.86      2,782,352
   Series C Cvt. Pfd.                                               12/19/03        999,999             0.86        999,999
Conor MedSystems, Inc.
   Restricted Common                                       10/23/03 - 8/6/04      1,954,131            13.85      8,568,200
Corus Pharma, Inc.
   Series C Cvt. Pfd.                                                 4/8/04      2,001,540             1.16      2,000,000
CytoLogix Corporation^
   Series A Cvt. Pfd.                                      1/13/98 - 7/21/99      1,077,912             0.83        265,789
   Series B Cvt. Pfd.#                                               1/11/01        506,622             0.83        124,922
   Cvt. Note#                                                        5/29/02        112,224             1.00        112,224
DakoCytomation, Inc.
   Restricted Common                                                 6/14/04        734,913            10.41        181,301
EPR, Inc.
   Series A Cvt. Pfd.                                                 3/9/94        800,331             0.01          1,778
Galileo Pharmaceuticals, Inc.
   Series F-1 Cvt. Pfd.                                              8/18/00      2,001,929             0.35        326,371
Idun Pharmaceuticals, Inc.
   Series A-1 Cvt. Pfd.                                             11/26/02      2,001,312             5.90      4,769,991
   Series B-1 Cvt. Pfd.                                              5/24/04        494,479             4.62      1,425,926
Masimo Corporation
   Series D Cvt. Pfd.                                                8/14/96        910,027            11.00      1,430,000
   Restricted Common                                                 3/31/98              0             0.01          1,300
Omnisonics Medical Technologies, Inc.
   Series B Cvt. Pfd.                                                5/24/01      1,606,312             1.34      1,454,150
   Series C Cvt. Pfd.                                                10/1/03      1,200,224             1.16      1,200,000
PHT Corporation^
   Series D Cvt. Pfd.                                                7/23/01      2,803,841             0.78      2,800,000
   Series E Cvt. Pfd.                                     9/12/03 - 12/17/03        627,472             0.78        626,337
Provident Senior Living Trust
   Restricted Common                                                 7/26/04      2,100,469            15.00      2,100,000
Raven biotechnologies, Inc.
   Series B Cvt. Pfd.                                               12/12/00      2,001,150             0.83      1,006,060
   Series C Cvt. Pfd.                                               11/26/02      1,554,400             0.83      1,554,401
Songbird Hearing, Inc.
   Restricted Common                                                12/14/00      2,003,239             0.01          1,390
Syntiro Heathcare Services
   Restricted Common#                                                 2/5/97        800,325             0.01          2,041

                                                             ACQUISITION                      CARRYING VALUE
                   SECURITY                                      DATE              COST          PER UNIT         VALUE
---------------------------------------------------------------------------------------------------------------------------
Theravance, Inc.
   Restricted Common                                                 10/4/04   $  2,402,276   $        17.34   $  3,070,523
Therion Biologics Corporation
   Series A Cvt. Pfd.                                     8/20/96 - 10/16/96        289,847             1.22         37,722
   Series B Cvt. Pfd.#                                               6/22/99        600,609             1.22        195,200
   Series C Cvt. Pfd.                                     9/26/01 - 10/15/01      1,019,568             1.22        331,606
   Sinking Fund Cvt. Pfd.                                  10/18/94 - 4/3/96        582,505             0.01            290
   Series C-2 Cvt. Pfd.#                                             8/13/03         40,003             1.22         27,113
   Restricted Common                                                 6/30/93        251,642             0.01          1,470
TherOx, Inc.
   Series H Cvt. Pfd.                                                9/11/00      2,001,626             0.38        165,217
   Bridge Note#                                                      1/28/04        202,724             1.00        202,724
Triad Therapeutics, Inc.
   Series A Cvt. Pfd.                                                 6/8/99      1,151,679             0.00          1,150
   Series B Cvt. Pfd.                                                1/10/03        702,090             0.00            350
   Series C Cvt. Pfd.                                    12/20/00 - 11/25/02        613,894             0.02         16,000
VNUS Medical Technologies, Inc.
   Restricted Common                                                 8/20/01      2,800,000            11.00      4,010,778
Xanthus Life Sciences, Inc.
   Series B Cvt. Pfd.                                                12/5/03      1,400,880             1.00      1,400,000
Zyomyx, Inc.
   New Restricted Common                                   2/19/99 - 7/22/02      2,401,101             0.01          2,000
   Series A New Cvt. Pfd.                                  2/19/99 - 1/12/04        199,800             0.10         20,000
   Series B New Cvt. Pfd.                                            3/31/04            112             0.10             20
                                                                               ------------                    ------------

                                                                               $ 59,145,110                    $ 52,745,316
                                                                               ============                    ============

#    With warrants attached.
^ Affiliated issuers im which the Fund holds 5% or more of the voting securities.

(5)  SOURCES OF NET ASSETS

          The changes in the sources of net assets for the period from October 1, 2004 through March 31, 2005 are as follows:

                               CAPITAL PAID        ACCUMULATED       ACCUMULATED           NET
                               IN ON SHARES            NET          NET REALIZED        UNREALIZED
                               OF BENEFICIAL       INVESTMENT         GAIN ON             GAIN ON          TOTAL NET
                                 INTEREST             LOSS          INVESTMENTS         INVESTMENTS          ASSETS
                              -----------------------------------------------------------------------------------------
As of October 1, 2004         $   169,010,011    $            --    $     5,915,775   $    16,912,198   $   191,837,984
Net investment loss
   for the period from
   October 1, 2004 through
   March 31, 2005                                     (1,395,630)                                            (1,395,630)
Net realized gains
   for the period from
   October 1, 2004 through
   March 31, 2005                                                         9,867,861                           9,867,861
Distributions, net of
   reinvestments paid
   during the period from
   October 1, 2004 through
   March 31, 2005                                                        (7,886,233)                         (7,886,233)
Value of shares issued
   in reinvestment of
   distributions                    4,217,905                                                                 4,217,905
Decrease in net
   unrealized gain on
   investments                                                                             (6,453,181)       (6,453,181)
                              ---------------    ---------------    ---------------   ---------------   ---------------
As of March 31, 2005          $   173,227,916    $    (1,395,630)   $     7,897,403   $    10,459,017   $   190,188,706
                              ===============    ===============    ===============   ===============   ===============

                       New York Stock Exchange Symbol: HQL

                            30 Rowes Wharf, 4th Floor
                        Boston, Massachusetts 02110-3328
                                 (617) 772-8500
                                  www.hqcm.com

                                    OFFICERS
                       Daniel R. Omstead, Ph.D., President
                    Kathleen Eckert, Secretary, Treasurer and
                            Chief Compliance Officer

                                    TRUSTEES
                                Lawrence S. Lewin
                              Robert P. Mack, M.D.
                                 Eric Oddleifson
                            Daniel R. Omstead, Ph.D.
                                Oleg M. Pohotsky
                             Uwe E. Reinhardt, Ph.D.
                                Henri A. Termeer

                               INVESTMENT ADVISER
                    Hambrecht & Quist Capital Management LLC

                                    CUSTODIAN
                       State Street Bank and Trust Company

                                 TRANSFER AGENT
                          EquiServe Trust Company, N.A.

                                  LEGAL COUNSEL
                                   Dechert LLP

         Shareholders with questions regarding share transfers may call
                                 1-800-426-5523

               Interim daily net asset value may be obtained from
                    our website (www.hqcm.com) or by calling

                                 1-800-451-2597

                            For copies of the Fund's
                           DIVIDEND REINVESTMENT PLAN,
          please contact the Plan Agent, EquiServe Trust Company, N.A.
                    P.O. Box 43010, Providence, RI 02940-3010
                            Telephone: 1-800-426-5523

HAMBRECHT & QUIST CAPITAL MANAGEMENT LLC
30 Rowes Wharf
Boston, MA 02110-3328


                                                                    HQHLS-SAR-05

ITEM 2.  CODE OF ETHICS.

     Not applicable to this semi-annual filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable to this semi-annual filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable to this semi-annual filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     No applicable to this semi-annual filing.

ITEM 6.  SCHEDULE OF INVESTMENTS.

     The Registrant's Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of
     Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal half-year that may have materially affected or are reasonably likely to materially affect, the Registrant's internal control.

ITEM 12. EXHIBITS

     (a)(1) CODE OF ETHICS: NOT APPLICABLE TO THIS SEMI-ANNUAL FILING.

     (a)(2) CERTIFICATION: FILED AS AN ATTACHMENT TO THIS FILING.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                    H&Q LIFE SCIENCES INVESTORS
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Daniel R. Omstead
                         -------------------------------------------------------
                           Daniel R. Omstead, President
Date:  5/27/05

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Kathleen Eckert
                         -------------------------------------------------------
                           Kathleen Eckert, Treasurer

Date:  5/27/05

By (Signature and Title)*
                         -------------------------------------------------------

Date:

* Print the name and title of each signing officer under his or her signature.